UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2025

Lumen Technologies, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-7784	72-0651161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 CenturyLink Drive Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)
(318) 388-9000
(Telephone number, including area code)

Level 3 Parent, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-35134	47-0210602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

931 14 th Street Denver, Colorado	80202
(Address of registrant’s principal executive offices)	(Zip Code)
Registrants’ telephone number, including area code: (720)
888-1000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Lumen Technologies, Inc.	Common Stock, no-par value per share	LUMN	New York Stock Exchange
Lumen Technologies, Inc.	Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 8, 2025, Level 3 Financing, Inc. (“Level 3 Financing”), a direct wholly-owned subsidiary of Level 3 Parent, LLC (“Parent”) and an indirect wholly-owned subsidiary of Lumen Technologies, Inc. (“Lumen,” “us,” “we” or “our”) completed its previously-announced offering of an additional $425,000,000 aggregate principal amount of its 7.000% First Lien Notes due 2034 (the “New Notes”).
The New Notes were issued as additional notes under the indenture dated August 18, 2025 (the “Indenture”), entered into among Level 3 Financing, the Parent, the other guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, and Wilmington Trust, National Association, as collateral agent, pursuant to which Level 3 Financing issued $2.0 billion in aggregate principal amount of its 7.000% First Lien Notes due 2034 on August 18, 2025 (the “Initial Notes” and, together with the New Notes, the “Notes”). The New Notes form a single series with, and have the same terms (other than the issue date and issue price) as, the Initial Notes.
Level 3 Financing intends to use the net proceeds from the offering, together with cash on hand, to redeem all $373,000,000 aggregate principal amount of Level 3 Financing’s 10.750% First Lien Notes due 2030, including payment of redemption premium, and to pay related fees and expenses. This Current Report on Form
8-K
does not constitute a notice of redemption with respect to any of Level 3 Financing’s outstanding senior notes.
Interest on the Notes accrues from August 18, 2025 and is payable on March 31 and September 30 of each year, beginning on March 31, 2026.
The Notes are (i) senior obligations of Level 3 Financing, ranking equal in right of payment with all existing and future indebtedness of Level 3 Financing that is not expressly subordinated in right of payment to the Notes; (ii) secured on a first lien basis by the collateral securing the Notes, subject to a shared lien of equal priority with the other first lien obligations of Level 3 Financing secured by such collateral and subject to other liens permitted by the Indenture and, in certain cases, to receipt of necessary regulatory approvals; (iii) effectively senior to all existing and future second lien obligations of Level 3 Financing to the extent of the value of the collateral of Level 3 Financing (after giving effect to the sharing of such value with holders of equal ranking liens on such collateral, and subject, in certain cases, receipt of necessary regulatory approvals); (iv) effectively senior to all existing and future senior unsecured indebtedness of Level 3 Financing to the extent of the value of the collateral of Level 3 Financing (after giving effect to the sharing of such value with holders of equal ranking liens on such Collateral, and subject, in certain cases, to receipt of necessary regulatory approvals); (v) contractually senior in right of payment to all existing and future indebtedness of Level 3 Financing that is expressly subordinated in right of payment to the Notes; (vi) effectively subordinated to any obligations of Level 3 Financing secured by liens on assets of Level 3 Financing that do not constitute collateral, to the extent of the value of such assets; and (vii) effectively subordinated to all liabilities, including trade payables, of Level 3 Financing’s subsidiaries that are not guarantors under the Indenture.
The Notes are fully and unconditionally guaranteed, jointly and severally, on a first lien secured basis by Level 3 Parent and certain of Level 3 Parent’s material domestic subsidiaries which were able to guarantee the Notes without regulatory approval and, subject to the receipt of applicable regulatory approvals, other material domestic subsidiaries of Level 3 Financing will guarantee each series of Notes. Each such guarantee will be (i) a senior obligation of the applicable guarantor, ranking equal in right of payment with all existing and future indebtedness of such guarantor that is not expressly subordinated in right of payment to the guarantee of such guarantor; (ii) secured on a first lien basis by the collateral of such guarantor, subject to a shared lien of equal priority with the other first lien obligations of such guarantor secured by such collateral, subject to other liens on such collateral permitted by the Indenture and, in certain cases, receipt of certain necessary regulatory approvals; (iii) effectively senior to all existing and future second lien obligations of such guarantor to the extent of the value of the collateral of such guarantor (after giving effect to the sharing of such value with holders of equal ranking liens on such collateral, and subject, in certain cases, to receipt of necessary regulatory approvals); (iv) effectively senior to all existing and future senior unsecured indebtedness of such guarantor to the extent of the value of the collateral of such guarantor (after giving effect to the sharing of such value with holders of equal ranking liens on such collateral, and subject, in certain cases, to receipt of necessary regulatory approvals); (v) contractually senior in right of payment to all existing and future indebtedness of such guarantor that is expressly subordinated in right of payment to the guarantee of such guarantor; (vi) effectively subordinated to any obligations of such guarantor secured by liens on assets of such guarantor that do not constitute collateral, to the extent of the value of such assets; and (vii) effectively subordinated to all liabilities, including trade payables, of the subsidiaries (other than Level 3 Financing) of such guarantor that are not themselves guarantors. Each such guarantee will be secured on a first lien basis by the collateral of such guarantor, subject to a shared lien of equal priority with the other first lien obligations of such guarantor secured by such collateral, subject to other liens on such collateral permitted by the Indenture and, in certain cases, receipt of necessary regulatory approvals.
Level 3 Financing may redeem some or all of the Notes (i) at any time prior to August 31, 2028 at a redemption price equal to 100% of their principal amount, plus the applicable “make-whole” premium set forth in the Indenture and accrued and unpaid interest (if any) to, but not including, the date of redemption, and (ii) some or all of the Notes on or after August 31, 2028, at the redemption prices as set forth in the Indenture, plus accrued and unpaid interest (if any) to, but not including, the date of redemption.
Prior to August 31, 2028, Level 3 Financing may also, at its option, redeem up to 40% of the aggregate principal amount of the Notes with an amount not greater than the net cash proceeds from one or more equity offerings at the redemption price specified in the Indenture.
In addition, at any time prior to August 31, 2028, but not more than once during each twelve-month period commencing August 18, 2025, Level 3 Financing may redeem up to 10% of the aggregate principal amount of the Notes at a price equal to 103% of the principal amount of the Notes redeemed, plus accrued and unpaid interest (if any) to, but not including, the date of redemption.
Upon the occurrence of certain specified change of control events, Level 3 Financing will be required, unless it has elected to redeem the Notes as described above, to make an offer to purchase all the outstanding Notes at a price in cash equal to 101% of their principal amount on the purchase date, plus accrued and unpaid interest (if any) to, but not including, such purchase date.
The Indenture provides for customary events of default, including, among other things, the (i) failure to pay principal, interest or premium (if any) on the Notes when due, subject to certain grace periods; (ii) failure to perform various specified covenants continued for 90 days after written notice with respect thereto to Level 3 Financing by the trustee or the holders of at least 30% of the aggregate principal amount of such Notes then outstanding; or (iii) occurrence of certain specified defaults, judgments, bankruptcy proceedings, insolvencies or other events relating to
Parent, Level 3 Financing or certain of its significant subsidiaries. In addition, subject to the terms and conditions set forth in the Indenture, if certain specified events of default with respect to the Notes occur and are continuing, the trustee or holders of at least 30% of the aggregate principal amount of the Notes then outstanding may declare the principal of the Notes to be due and payable immediately.
The Indenture contains certain restrictive covenants that limit the incurrence of additional indebtedness, liens and certain other corporate transactions. These covenants are subject to a number of important limitations and exceptions, and are subject to termination upon the occurrence of certain events described in the Indenture.
The Notes and the related guarantees are not and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws in the United States and may not be offered or sold in the United States absent registration or an exemption from the applicable registration requirements. Accordingly, the Notes were offered and sold only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A promulgated under the Securities Act and to
non-U.S.
persons outside the United States in accordance with Regulation S promulgated under the Securities Act. Holders of the Notes do not have registration rights.
The foregoing description of the Indentures does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture, a copy of which was included as Exhibit 4.1 of the Current Report on Form
8-K
filed on August 18, 2025, and which is incorporated by reference herein.
Other Information
In reviewing the documents included as exhibits to this Current Report, please note that they are included to provide you with additional information regarding the terms of the Notes and are not intended to provide any other factual or disclosure information about Level 3 Financing, Parent or the other parties thereto. Additional information about Parent may be found elsewhere in its public filings, which are available without charge through the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information in Item 1.01 of this Form
8-K
is hereby incorporated by reference into this Item 2.03.
Forward-Looking Statements
Except for historical and factual information, the matters set forth in this Current Report on Form
8-K
identified by words such as “will,” “should,” “expects,” “anticipates,” “believes,” “plans,” “intends,” and similar expressions are forward-looking statements as defined by the federal securities laws, and are subject to the “safe harbor” protections thereunder. These forward-looking statements are not guarantees of future results and are based on current expectations only, and are subject to various uncertainties. Actual events and results may differ materially from those anticipated by us in those statements for several reasons. We may change our intentions or plans discussed in our forward-looking statements without notice at any time and for any reason.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description

4.1	Indenture, dated as of August 18, 2025, among Level 3 Parent, LLC and the other guarantors party thereto, Level 3 Financing, Inc., as Issuer, and U.S. Bank Trust Company, National Association, as trustee and Wilmington Trust, National Association, as collateral agent, relating to the Notes of Level 3 Financing, Inc. (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 18, 2025).

4.2	Form of Notes (incorporated by reference to Exhibit 4.2 to the Current Report on Form 8-K filed on August 18, 2025).

104	Cover Page Interactive Data File (formatted in iXBRL in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Lumen Technologies, Inc. and Level 3 Parent, LLC have duly caused this Current Report to be signed on their behalf by the undersigned officer hereunto duly authorized.

LUMEN TECHNOLOGIES, INC.

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer

LEVEL 3 PARENT, LLC

By:	/s/ Chris Stansbury
Chris Stansbury
Executive Vice President and Chief Financial Officer
Dated: September 8, 2025